                                                                    EXHIBIT 10.3

               [LETTERHEAD OF COMMUNICATIONS INSTRUMENTS, INC.]


January 7, 1994


MR. MICHAEL A. STEINBACK
____ WHISPERING OAKS
BUFFALO GROVE, IL  60089

Dear Mike:

      We are very pleased to set forth the following terms of CII's offer of
                                                              -----
employment to you:

I.    TITLE:  VICE PRESIDENT OF OPERATIONS
      ------

II.   REPORTING TO:  RAMZI DABBAGH, PRESIDENT
      -------------

III.  RESPONSIBILITIES:
      -----------------

      * SALES AND MARKETING
      * MANUFACTURING OPERATIONS (MIDTEX AND FAIRVIEW)
      * PLANT FACILITIES
      * MATERIALS
      * HUMAN RESOURCES
      * BUSINESS PLANS AND P & L

IV.   COMPENSATION
      ------------

      * BASE SALARY:  $125,000 PER YEAR
        ------------
      * AUTO ALLOWANCE:  $7,800 PER YEAR ($650 MONTH)
        ---------------
      * BONUS INCENTIVE:  SAME AS PRESIDENT AND VICE PRESIDENT OF BUSINESS
        ----------------
        DEVELOPMENT BASED ON PERFORMANCE AGAINST OBJECTIVES.
      * ANNUAL SALARY INCREASE/REVIEW:  CONSISTENT WITH COMPANY POLICY AS
        ------------------------------
        RELATES TO OTHER EXECUTIVE STAFF MEMBERS.

V.    STOCK OPTION
      ------------

      * ENTITLED TO ACQUIRE 1% (10,000 SHARES) OF COMMON STOCK UPON EMPLOYMENT AT $1.00 PER SHARE. PAYMENT PLAN TO BE WORKED OUT. ADDITIONALLY, ENTITLED TO ACQUIRE ADDITIONAL 1% OF STOCK AFTER FIRST YEAR OF EMPLOYMENT WITH COST AND PAYMENT PLAN IDENTICAL TO INITIAL 1%.

VI.   MOVING EXPENSES:  CII TO PAY FOR ALL MOVE RELATED EXPENSES INCLUDING:
      ----------------                 ---

      * REAL ESTATE COMMISSIONS
      * VAN LINES (PACKING, STORAGE, UNPACKING AND INSURANCE)
      * HOUSEHUNTING VISITS FOR MYSELF, WIFE AND FAMILY

      * TEMPORARY LIVING/HOUSING EXPENSES
      * SETTLE-IN ALLOWANCE
      * FULL INCOME TAX EQUALIZATION AND PROTECTION

VII.  EMPLOYMENT/SEVERANCE AGREEMENT
      ------------------------------

      * INITIAL PERIOD:  15 MONTHS
                         ---------
      * SUBSEQUENT PERIODS:  12 MONTHS
                             ---------
      * 100% SALARY AND BENEFIT CONTINUATION/COVERAGE IF TERMINATED FOR THIS INITIAL AND SUBSEQUENT TIME PERIODS
      * FULL DETAILS TO BE WORKED OUT

VIII. OTHER BENEFITS
      --------------

      * ENTITLED TO RECEIVE ALL OTHER BENEFITS OF CII AS PUBLISHED.  AS OF THE
                                                  ---
        DAY OF EMPLOYMENT AND OTHER SUCH BENEFITS, THAT MAY BE ADDED FROM TIME TO TIME. BENEFITS INCLUDE MAJOR MEDICAL, DENTAL, LIFE, AND DISABILITY INSURANCE, HOLIDAYS AND VACATIONS, 401K AND/OR PROFIT SHARING PLANS. COVER "PRE-EXISTING ILLNESS" DURING FIRST 12 MONTHS IF I AM UNABLE FOR ANY REASON TO OBTAIN COVERAGE UNDER "COBRA"

      Mike, we are convinced that this move in position is very important at this point of your career. We believe that your knowledge and experience will add much value to our organization as we grow the business. We are very excited about this association.

      Please sign a copy where indicated and return to my attention.

Sincerely,

  /s/ Ramzi A. Dabbagh
-----------------------------
Ramzi A. Dabbagh, President


Accepted by:   /s/ Michael Steinback
-----------    --------------------------
               Michael Steinback

/ts
___.wpf

               [LETTERHEAD OF COMMUNICATIONS INSTRUMENTS, INC.]


January 7, 1994


MR. MICHAEL A. STEINBACK
2251 WHISPERING OAKS
BUFFALO GROVE, IL  60089

Dear Mike:

      We are very pleased to set forth the following terms of CII's offer of
                                                              -----
employment to you:

I.    TITLE:  VICE PRESIDENT OF OPERATIONS
      ------

II.   REPORTING TO:  RAMZI DABBAGH, PRESIDENT
      -------------

III.  RESPONSIBILITIES:
      -----------------

      * SALES AND MARKETING
      * MANUFACTURING OPERATIONS (MIDTEX AND FAIRVIEW)
      * PLANT FACILITIES
      * MATERIALS
      * HUMAN RESOURCES
      * BUSINESS PLANS AND P & L

IV.   COMPENSATION
      ------------

      * BASE SALARY:  $125,000 PER YEAR
        ------------
      * AUTO ALLOWANCE:  $7,800 PER YEAR ($650 MONTH)
        ---------------
      * BONUS INCENTIVE:  SAME AS PRESIDENT AND VICE PRESIDENT OF BUSINESS
        ----------------
        DEVELOPMENT BASED ON PERFORMANCE AGAINST OBJECTIVES.
      * ANNUAL SALARY INCREASE/REVIEW:  CONSISTENT WITH COMPANY POLICY AS
        ------------------------------
        RELATES TO OTHER EXECUTIVE STAFF MEMBERS.

V.    STOCK OPTION
      ------------

      * ENTITLED TO ACQUIRE 1% (10,000 SHARES) OF COMMON STOCK UPON EMPLOYMENT AT $1.00 PER SHARE. PAYMENT PLAN TO BE WORKED OUT. ADDITIONALLY, ENTITLED TO ACQUIRE ADDITIONAL 1% OF STOCK AFTER FIRST YEAR OF EMPLOYMENT WITH COST AND PAYMENT PLAN IDENTICAL TO INITIAL 1%.

VI.   MOVING EXPENSES:  CII TO PAY FOR ALL MOVE RELATED EXPENSES INCLUDING:
      ----------------                 ---

      * REAL ESTATE COMMISSIONS
      * VAN LINES (PACKING, STORAGE, UNPACKING AND INSURANCE)
      * HOUSEHUNTING VISITS FOR MYSELF, WIFE AND FAMILY
      * TEMPORARY LIVING/HOUSING EXPENSES
      * SETTLE-IN ALLOWANCE
      * FULL INCOME TAX EQUALIZATION AND PROTECTION

VII.  EMPLOYMENT/SEVERANCE AGREEMENT
      ------------------------------

      * INITIAL PERIOD:  15 MONTHS
                         ---------
      * SUBSEQUENT PERIODS:  12 MONTHS
                             ---------
      * 100% SALARY AND BENEFIT CONTINUATION/COVERAGE IF TERMINATED FOR THIS INITIAL AND SUBSEQUENT TIME PERIODS
      * FULL DETAILS TO BE WORKED OUT

VIII. OTHER BENEFITS
      --------------

      * ENTITLED TO RECEIVE ALL OTHER BENEFITS OF CII AS PUBLISHED.  AS OF THE
                                                  ---
        DAY OF EMPLOYMENT AND OTHER SUCH BENEFITS, THAT MAY BE ADDED FROM TIME TO TIME. BENEFITS INCLUDE MAJOR MEDICAL, DENTAL, LIFE, AND DISABILITY INSURANCE, HOLIDAYS AND VACATIONS, 401K AND/OR PROFIT SHARING PLANS. COVER "PRE-EXISTING ILLNESS" DURING FIRST 12 MONTHS IF I AM UNABLE FOR ANY REASON TO OBTAIN COVERAGE UNDER "COBRA"

      Mike, we are convinced that this move in position is very important at this point of your career. We believe that your knowledge and experience will add much value to our organization as we grow the business. We are very excited about this association.

      Please sign a copy where indicated and return to my attention.

Sincerely,

  /s/ Ramzi A. Dabbagh
-----------------------------
Ramzi A. Dabbagh, President


Accepted by:   /s/ Michael Steinback
-----------    --------------------------
               Michael Steinback

/ts
___.wpf